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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 11, 2004
                                                         -----------------

                         ANDREA ELECTRONICS CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)

       New York                     1-4324                     11-0482020
       --------                     --------                   ----------
State or other Jurisdiction of    (Commission                (IRS Employer
incorporation or organization)    File Number)               Identification No.)

                 45 Melville Park Road, Melville, New York 11747
                 -----------------------------------------------
                    (Address of principal executive offices)

                                 (631) 719-1800
                                 ---------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02         Results of Operations and Financial Condition.
                  ---------------------------------------------

         On November 11, 2004, Andrea Electronics Corporation announced its financial results for the quarter ended September 30, 2004. The press release announcing financial results for the quarter ended September 30, 2004 is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.
                  ---------------------------------

(a) Financial Statements of Businesses Acquired: Not applicable

(b) Pro Forma Financial Information:  Not applicable

(c) Exhibits

                  Number            Description
                  ------            -----------

                  99.1              Press Release Dated November 11, 2004



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ANDREA ELECTRONICS CORPORATION


Dated: November 12, 2004          By: /s/ Corisa L. Guiffre
                                      --------------------------------
                                      Corisa L. Guiffre
                                      Vice President and Chief Financial Officer






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                                  EXHIBIT INDEX
                                  -------------

Exhibit              Description
-------              -----------

99.1                 Press Release, dated November 11, 2004







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